Exhibit 32.2
Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 (the “Report”) of MCG Capital Corporation (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Beverly Jane Alley, the Interim Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350 that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ BEVERLY JANE ALLEY
Name:	Beverly Jane Alley
Title:	Interim Chief Financial Officer
Date	April 28, 2014